UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of Earliest event reported): September 6, 2000


                            CIRCUIT SYSTEMS, INC.
             Exact name of registrant as specified in its charter

      Illinois                      0-15047                  36-2663010
 ---------------------------------------------------------------------------
 (State or other jurisdiction   (Commission File            (IRS Employer
      of incorporation)             Number)           Identification Number)

                            2350 East Lunt Avenue,
                       Elk Grove Village, Illinois 60007

                                 847/439-1999
              Registrant's telephone number, including area code

                                     N/A
                                     ---
        (Former name or former address, if changed since last report)


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 ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

           Not Applicable.

 ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

           Not Applicable.

 ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

           On September 6, 2000 the Registrant filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code and currently is operating as a "Debtor in Possession".


 ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           Not Applicable.

 ITEM 5.   OTHER EVENTS.

           Not Applicable.

 ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           Not Applicable.

 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

           The following Exhibits are attached:

                A. Press Release dated September 6, 2000.


      SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorize.

      Date: September 6, 2000


                          Circuit Systems, Inc.
                          (Registrant)

                          /s/ D.S. Patel
                          -------------------------------------------------
                          D.S. Patel, President and Chief Executive Officer